UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2016 (September 27, 2016)

RREEF Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland          333-208751         45-4478978
(State or other jurisdiction of (Commission File Number) (I.R.S. Employer incorporation or organization) Identification No.)

345 Park Avenue, 26th Floor, New York, NY 10154
(Address of principal executive offices)
(Zip Code)

(212) 454-6260
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, RREEF Property Trust, Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on September 29, 2016 to provide the required financial information relating to our acquisition of a medical office building located in Dedham, MA, as described in such Current Report.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of the Property Acquired
	Independent Auditors' Report	3
	Historical Summary of Gross Income and Direct Operating Expenses for the Nine Months Ended September 30, 2016 (unaudited) and the Year Ended December 31, 2015	4
	Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the Nine Months Ended September 30, 2016 (unaudited) and the Year Ended December 31, 2015	5

(b)	Pro Forma Financial Information (unaudited)
	Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2016	7
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2016	8
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2015	9
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2015	10

(c)	Shell Company Transactions
	None

(d)	Exhibits
	None

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders of
RREEF Property Trust, Inc:
We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Allied Drive (the "Property") for the year ended December 31, 2015, and the related notes (the historical summary).
Management’s Responsibility for the Historical Summary
Management is responsible for the preparation and fair presentation of this historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summary that is free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the historical summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Allied Drive for the year ended December 31, 2015, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to Note 2 to the historical summary, which describes that the accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of RREEF Property Trust, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG LLP
San Francisco, CA
December 1, 2016

Allied Drive

Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Months Ended September 30, 2016 (unaudited)
and Year Ended December 31, 2015

	Nine Months Ended September 30, 2016 (unaudited)	Year Ended December 31, 2015
Gross income:
Base rental income	$1,253,967	$1,609,748
Tenant reimbursements	673,641	917,877
Total gross income	1,927,608	2,527,625
Direct operating expenses:
Property operating	487,935	731,203
Real estate tax	186,601	279,542
Insurance	7,942	13,229
Total direct operating expenses	682,478	1,023,974
Excess of gross income over direct operating expenses	$1,245,130	$1,503,651

See accompanying notes to historical summary of gross income and direct operating expenses.

Allied Drive
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Nine Months Ended September 30, 2016 (unaudited)
and Year Ended December 31, 2015

NOTE 1 — BUSINESS

On September 27, 2016, RREEF Property Trust, Inc. (the "Company") acquired 40 Allied Drive, a two-story 64,127 square foot medical office building located in Dedham, Massachusetts (the "Property"). The Company acquired the Property through RPT Allied Drive, LLC, an indirect wholly-owned subsidiary. The purchase price for this acquisition was $34,000,000, exclusive of closing costs. The Company funded the acquisition with cash on hand and by borrowing $32,400,000 from the Company's line of credit with Wells Fargo Bank. Of the $32,400,000 borrowed, $13,136,600 is from existing borrowing capacity on previously acquired properties, and $19,263,400 is allocated to the Property.

NOTE 2 — BASIS OF PRESENTATION

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the "SEC") and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the nine months ended September 30, 2016 has been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of the Company's management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the nine months ended September 30, 2016 is not necessarily indicative of the expected results for the entire year ended December 31, 2016.

A Historical Summary is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Property was acquired from an unaffiliated party; and (2) based on due diligence of the Property conducted by the Company, except as disclosed in these Notes to Historical Summary of Gross Income and Direct Operating Expenses, management is not aware of any material factors relating to the Property that would cause this financial information not to be indicative of future operating results.

NOTE 3 — GROSS INCOME

The Property is a medical office building constructed in 2013 and located in Dedham, Massachusetts, approximately 20 miles from Boston. All leases in the Property obligate the tenants to pay their share of the common area costs. The property is managed by a third party manager. Below are additional details of the leases in place as of December 31, 2015:

Tenant	Type of Business	% of Net Rentable Area	Lease Commencement Date	Lease Expiration Date
New England Baptist Hospital	Medical Office	73.8%	August 1, 2013	July 31, 2033
Massachusetts Bay Regional MRI Limited Partnership	Medical Office	7.7%	August 1, 2013	July 31, 2023
Dr. Jeff Zilberfarb	Medical Office	3.9%	August 1, 2013	July 31, 2018
New England Orthopaedic & Spine, Surgery Inc.	Medical Office	2.2%	August 1, 2013	July 31, 2018
Orthopedics New England, Inc.	Medical Office	2.1%	August 1, 2013	July 31, 2018
		89.7%

For the year ended December 31, 2015, and for the nine months ended September 30, 2016, New England Baptist Hospital (NEBH) accounted for 73.8% and 84.1% of the Property’s gross income, respectively. NEBH's lease provides

Allied Drive
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Nine Months Ended September 30, 2016 (unaudited)
and Year Ended December 31, 2015

for CPI increases every 3 years and has two five-year renewal options at 95% of the then fair market rental rate. NEBH also has a one-time right of first offer to purchase the building.

All leases are classified as operating leases. Although some of the leases provide for increases in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $15,794 (unaudited) for the nine months ended September 30, 2016 and had no impact for the year ended December 31, 2015.

Minimum base rents to be received during the non-cancelable terms under the operating leases in place as of December 31, 2015, are as follows:

2016	$1,610,000
2017	1,610,000
2018	1,548,000
2019	1,462,000
2020	1,462,000
Thereafter	17,024,000
$24,716,000

NOTE 4 — DIRECT OPERATING EXPENSES

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Accordingly, expenses such as interest, depreciation and certain landlord costs are excluded.

NOTE 5 — SUBSEQUENT EVENTS

Subsequent events were evaluated from December 31, 2015 through December 1, 2016, the date on which the Historical Summary was issued. On May 1, 2016, New England Orthopaedic & Spine, Surgery Inc. exercised their extension option, extending their lease expiration date to July 31, 2023. On August 1, 2016, the lease with NEBH was amended to, among other changes, increase their occupancy from 73.8% up to 84.1% of the total rentable area, bringing the Property's occupancy to 100%. Also on August 1, 2016, the lease with Dr. Zilberfarb was replaced with a new five-year lease with Boston Sports and Shoulder Center, LLC.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2016
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if RREEF Property Trust, Inc. (the "Company") had acquired the investment in Allied Drive (the "2016 Acquisition") on January 1, 2015. The 2016 Acquisition was acquired subsequent to December 31, 2015 and as such, the pro forma adjustments presented below are only those applicable to the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the nine months ended September 30, 2016, as contained in the Company’s Quarterly Report on Form 10-Q. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above acquisition on January 1, 2015, nor does it purport to represent its future results of operations. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

	Historical - Nine months ended September 30, 2016 (as reported)	2016 Acquisition Adjustments		Other Adjustments		Pro Forma
Revenues
Rental and other property income	$11,310,771	$1,262,212	(a)	$—		$12,572,983
Tenant reimbursement income	938,783	673,641	(b)	—		1,612,424
Investment income on marketable securities	364,643	—		—		364,643
Total revenues	12,614,197	1,935,853		—		14,550,050
Expenses
General and administrative expenses	1,594,622	—		—		1,594,622
Property operating expenses	3,760,305	682,478	(c)	—		4,442,783
Advisory expenses	869,794	—		48,102	(d)	917,896
Acquisition related expenses	158,762	(158,762)	(e)	—		—
Depreciation	2,740,942	525,079	(f)	—		3,266,021
Amortization	5,860,724	486,245	(f)	—		6,346,969
Total operating expenses	14,985,149	1,535,040		48,102		16,568,291
Operating (loss) income	(2,370,952)	400,813		(48,102)		(2,018,241)
Interest expense	(1,657,922)	(310,690)	(g)	(33,002)	(g)	(2,001,614)
Net realized gain upon sale of marketable securities	372,736	—		—		372,736
Net (loss) income	$(3,656,138)	$90,123		$(81,104)		$(3,647,119)
Weighted average number of common shares outstanding:
Basic and diluted	6,727,867					7,081,909	(h)
Net loss per common share:
Basic and diluted	$(0.54)					$(0.51)

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2016
(unaudited)

NOTE 1 — ACQUISITION

On September 27, 2016, RREEF Property Trust, Inc. (the "Company") acquired 40 Allied Drive, a two-story 64,127 square foot medical office building located in Dedham, Massachusetts (the "Property"). The Company acquired the Property through RPT Allied Drive, LLC, an indirect wholly-owned subsidiary. The purchase price for this acquisition was $34,000,000, exclusive of closing costs. The Company funded the acquisition with cash on hand and by borrowing $32,400,000 from the Company's line of credit with Wells Fargo. Of the $32,400,000 borrowed, $13,136,600 is from existing borrowing capacity on previously acquired properties, and $19,263,400 is allocated to the Property. With this borrowing, the Company's total debt outstanding as of September 30, 2016 was $95,100,000.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)
Represents rental and other income pursuant to the leases in place prior to the Company's actual acquisition on a straight-line basis. Also includes the amortization of the acquired favorable and unfavorable lease intangibles.

(b)	Represents amounts reimbursable from the tenants pursuant to the leases in place during the period shown, based on the historical operations of the properties and management's estimates.

(c)	Represents insurance, real estate taxes and other property operating expenses incurred based on the historical operations of the 2016 acquisition.

(d)
Represents the fixed component of the advisory fees calculated at 1% of the net asset value of the Company's shares at the closing date of September 27, 2016 assuming all shares sold through that date were outstanding on January 1, 2015.

(e)	Costs related to the acquisition of properties are excluded from the Pro Forma Consolidated Statement of Operations because such costs are non-recurring.

(f)
Commercial buildings and improvements are depreciated over a period of 20 to 40 years on a straight-line basis. Amounts allocated to acquired intangible lease assets are amortized over the term of the leases.

(g)
Interest expense assumes the Regions Bank line of credit was refinanced by the Wells Fargo line of credit (LOC) as of January 1, 2015 and includes (1) the Company's total LOC borrowings of $80,600,000 allocated between the 2016 Acquisition and prior acquisitions (excluding the Flats at Carrs Hill) at a rate of 1.86%, which is the rate of the one-month LIBOR plus a spread of 1.70% as of January 1, 2015, (2) line of credit unused fees pursuant to the Wells Fargo line of credit agreement and (3) amortization of deferred financing costs over the term of the Wells Fargo line of credit allocated between the 2016 Acquisition and prior acquisitions. In addition, interest expense also assumes that the refinance of the Flats at Carrs Hill property with the $14,500,000 mortgage from Nationwide Bank occurred on January 1, 2015, bearing interest at 3.63%, and the related amortization of deferred financing costs over the ten-year term of the loan.

(h)	Weighted average shares outstanding was calculated assuming all shares sold through the Property's closing date were outstanding on January 1, 2015.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if RREEF Property Trust, Inc. (the "Company") had acquired the investments The Flats at Carrs Hill and Loudoun Gateway 1 (the "2015 Acquisitions") and Allied Drive (the "2016 Acquisition") on January 1, 2015. All investments were acquired subsequent to January 1, 2015 and as such, the pro forma adjustments presented below are only those applicable to the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2015, as contained in the Company’s Annual Report on Form 10-K. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above acquisitions on January 1, 2015, nor does it purport to represent its future results of operations. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

	Historical - Year ended December 31, 2015 (as reported)	2016 Acquisition Adjustments		2015 Acquisitions Adjustments		Other Adjustments		Pro Forma
Revenues
Rental and other property income	$8,050,514	$1,620,741	(a)	$3,805,391	(a)	$—		$13,476,646
Tenant reimbursement income	1,066,073	$917,877	(b)	20,986	(b)	—		2,004,936
Investment income on marketable securities	284,627	—		—		—		284,627
Total revenues	9,401,214	2,538,618		3,826,377		—		15,766,209
Expenses
General and administrative expenses	2,012,137	—		—		—		2,012,137
Property operating expenses	2,118,849	1,023,974	(c)	1,634,433	(c)	—		4,777,256
Advisory expenses	607,614	—		—		336,006	(d)	943,620
Acquisition related expenses	603,539	—		(603,539)	(e)	—		—
Depreciation	2,233,667	700,106	(f)	1,472,526	(f)	—		4,406,299
Amortization	2,735,138	648,326	(f)	2,694,494	(f)	—		6,077,958
Total operating expenses	10,310,944	2,372,406		5,197,914		336,006		18,217,270
Operating (loss) income	(909,730)	166,212		(1,371,537)		(336,006)		(2,451,061)
Interest expense	(1,330,601)	(414,253)	(g)	(719,403)	(g)	28,252	(g)	(2,436,005)
Realized loss upon sale of marketable securities	12,635	—		—		—		12,635
Net loss	$(2,227,696)	$(248,041)		$(2,090,940)		$(307,754)		$(4,874,431)
Weighted average number of common shares outstanding:
Basic and diluted	4,989,809							7,081,909	(h)
Net loss per common share:
Basic and diluted	$(0.45)							$(0.69)

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015
(unaudited)

NOTE 1 — ACQUISITIONS

On September 30, 2015, RREEF Property Trust, Inc. (the "Company") acquired The Flats at Carrs Hill, a 138 unit, 316 bed residential building encompassing 135,896 square feet on a 14.3 acre site located in Athens, Georgia. The Company acquired The Flats at Carrs Hill through RPT Flats at Carrs Hill, LLC, an indirect wholly-owned subsidiary. The purchase price for The Flats at Carrs Hill was $27,000,000, exclusive of closing costs. The Company funded the acquisition, including closing costs, with existing cash and by borrowing $27,000,000 under the Company's line of credit with Wells Fargo. Of the $27,000,000 borrowed, $13,570,962 was from existing borrowing capacity on previously acquired properties, while $13,429,038 was allocated to The Flats at Carrs Hill.

On December 21, 2015, the Company acquired Loudoun Gateway I, a four-story office building encompassing 102,015 square feet on a 7.8 acre site located in Sterling, Virginia. The Company acquired Loudoun Gateway I through RPT Loudoun Gateway I, LLC, an indirect wholly-owned subsidiary. The purchase price for Loudoun Gateway I was $21,950,000, exclusive of closing costs. The Company funded the acquisition, including closing costs, with existing cash and by borrowing $20,000,000 under the Company's line of credit with Wells Fargo. Of the $20,000,000 borrowed, $7,975,091 was from existing borrowing capacity on previously acquired properties, while $12,024,909 was allocated to Loudoun Gateway I.

On September 27, 2016, the Company acquired 40 Allied Drive, a two-story 64,127 square foot medical office building located in Dedham, Massachusetts (the "Property"). The Company acquired the Property through RPT Allied Drive, LLC, an indirect wholly-owned subsidiary. The purchase price for this acquisition was $34,000,000, exclusive of closing costs. The Company funded the acquisition with cash on hand and by borrowing $32,400,000 from the Company's line of credit with Wells Fargo. Of the $32,400,000 borrowed, $13,136,600 is from existing borrowing capacity on previously acquired properties, and $19,263,400 is allocated to the Property. With this borrowing, the Company's total debt outstanding as of September 30, 2016 was $95,100,000.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)
Represents rental and other income pursuant to the leases in place prior to the Company's actual acquisitions on a straight-line basis. Also includes the amortization of the acquired favorable and unfavorable lease intangibles.

(b)	Represents amounts reimbursable from the tenants pursuant to the leases in place during the period shown, based on the historical operations of the properties and management's estimates.

(c)	Represents insurance, real estate taxes and other property operating expenses that would have been incurred based on the historical operations of the properties and management's estimates.

(d)
Represents the fixed component of the advisory fees calculated at 1% of the net asset value of the Company's shares at the closing date of September 27, 2016 assuming all shares sold through that date were outstanding on January 1, 2015.

(e)	Costs related to the acquisition of properties are excluded from the Pro Forma Consolidated Statement of Operations because such costs are non-recurring.

(f)
Commercial buildings and improvements are depreciated over a period of 20 to 40 years on a straight-line basis, and residential buildings and improvements are depreciated over a period of 5 to 27.5 years on a straight-line basis. Furniture and fixtures in residential buildings are depreciated over 7 years using the double declining balance method. Amounts allocated to acquired intangible lease assets are amortized over the term of the leases.

(g)
Interest expense assumes the Regions Bank line of credit was refinanced by the Wells Fargo line of credit (LOC) as of January 1, 2015 and includes (1) the Company's total LOC borrowings of $80,600,000 allocated between the 2016 Acquisition, the Loudoun Gateway I acquisition and prior acquisitions (excluding The Flats at Carrs Hill) at a rate of 1.86%, which is the rate of the one-month LIBOR plus a spread of 1.70% as of January 1, 2015, (2) line of credit unused fees pursuant to the Wells Fargo line of credit agreement and (3) amortization of deferred financing costs over the term of the Wells Fargo line of credit allocated between the 2016 Acquisition, the Loudoun Gateway I acquisition and prior acquisitions (excluding The Flats at Carrs Hill). In addition, interest

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015
(unaudited)

expense also assumes that the refinance of The Flats at Carrs Hill property with the $14,500,000 mortgage from Nationwide Bank occurred on January 1, 2015, bearing interest at 3.63%, and the related amortization of deferred financing costs over the ten-year term of the loan.

(h)	Weighted average shares outstanding was calculated assuming all shares sold through the closing date of September 27, 2016 were outstanding on January 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: December 1, 2016